UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2025

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M3-BRIGADE ACQUISITION VI CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42816	98-1863762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	MBVIU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MBVI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBVIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2025, the board of directors (the “Board”) of M3-Brigade Acquisition VI Corp. (the “Company”) appointed Frank M. Garrison, Jr. as an independent director of the Company. Effective December 2, 2025, Mr. Garrison was appointed to the Audit and Compensation Committee of the Board.

On December 2, 2025, in connection with his appointment to the Board, Mr. Garrison entered into a letter agreement as well as an indemnity agreement with the Company.

Other than the foregoing, Mr. Garrison is not a party to any arrangement or understanding with any person pursuant to which he was appointed as director nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the letter agreement and indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the letter agreement and the indemnity agreement, copies of which are attached as Exhibit 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Letter Agreement, dated December 2, 2025, between the Company and Frank M. Garrison, Jr.
10.2	Indemnity Agreement, dated December 2, 2025, between the Company and Frank M. Garrison, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION VI CORP.
Date: December 4, 2025	By:	/s/ Eric Greenhaus
		Name:	Eric Greenhaus
		Title:	Chief Financial Officer